Exhibit 99.2

Wintergreen Acquisition Corp. Announces the Closing of its Initial Public Offering and Partial Exercise of Underwriter’s Over-Allotment Option to Purchase Additional Units

NEW YORK, May 30, 2025 (GLOBE NEWSWIRE) -- Wintergreen Acquisition Corp. (NASDAQ: WTGUU) (“Wintergreen” or the “Company”) today announced the closing of its initial public offering of 5,595,000 units. This includes 595,000 units issued pursuant to the underwriter’s partial exercise of its over-allotment option, which also closed today, May 30, 2025. The offering was priced at $10.00 per unit, resulting in gross proceeds of $55,950,000.

Wintergreen’s units are listed on the Nasdaq Capital Market (“NASDAQ”) and began trading under the ticker symbol “WTGUU” on May 29, 2025. Each unit consists of one ordinary share, par value $0.0001 per share, and one right entitling the holder thereof to receive one-eighth (1/8) of one ordinary share upon consummation of an initial business combination. Once the securities comprising the units begin separate trading, the ordinary shares and rights are expected to be listed on NASDAQ under the symbols “WTG” and “WTGUR,” respectively.

Of the proceeds received from the consummation of the initial public offering (including the partial exercise of the over-allotment option) and a simultaneous private placement of 253,875 placement units to the Company’s sponsor, MACRO DREAM Holdings Limited, for an aggregate purchase price of $2,538,750, a total of $56,089,875 (or $10.025 per public unit) was placed into a trust account in the United States at Wilmington Trust, National Association.

The Company intends to use the net proceeds from the offering to acquire a business focused on the technology, media, and telecommunications industries. Its search for a target business will focus on companies with operations or prospective operations in the Asia Pacific region, including the Greater China region, that have advanced and highly differentiated solutions.

D. Boral Capital LLC acted as sole book-running manager in the offering.

Concord & Sage P.C. served as U.S. legal counsel to Wintergreen on the initial public offering, and Ogier served as Cayman Islands legal counsel to Wintergreen. Robinson & Cole LLP served as legal counsel to D. Boral Capital LLC.

A registration statement on Form S-1 (File No. 333-286795) relating to these securities has been filed with the Securities and Exchange Commission (“SEC”), and was declared effective on May 28, 2025.

The offering was made by means of a prospectus. Copies of the prospectus may be obtained from D. Boral Capital LLC, 590 Madison Avenue, 39th Floor, New York, NY 10022, by phone at +1 (212) 970 5150 or emailing info@dboralcapital.com. Copies of the registration statement can also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

No Offer. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Wintergreen Acquisition Corp. Wintergreen Acquisition Corp. is a newly incorporated blank check company incorporated as a Cayman Islands exempted company (company number 409590) for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Its search for a target business will focus on companies with operations or prospective operations in the Asia Pacific region, including the Greater China region, that have advanced and highly differentiated solutions.

Forward-Looking Statements This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Wintergreen Acquisition Corp.

Contact:

Wintergreen Acquisition Corp.

Yongfang Yao

Chief Executive Officer and Chairman

Room 8326, Block B, Hongxiang Cultural and Creative Industrial Park,

90 Jiukeshu West Road, Tongzhou District, Beijing, PRC

Wintergreen Acquisition Corp.

Bingzhao Tan

CFO

008613652371477